UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 7, 2002


                            Global Energy Group, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)


      000-31505                                          23-3020677
--------------------------                    ---------------------------------
(Commission  File  Number)                    (IRS Employer Identification No.)


2346 Success Drive, Odessa, Florida                               33556
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(Address of principal executive offices)                        (Zip Code)


                                 (727) 372-3939
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                    -----------------------------------------
                   (Former name, address and telephone number)

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ITEM 5.  OTHER EVENTS

         On October 12, 2001, as a direct result of the acquisition of Global Energy & Environmental Research, Inc., the Registrant's sole officer and director appointed a new board of directors consisting of five individuals including Mr. Walter Curt. The Registrant believed that Mr. Curt accepted this appointment. In February 2002, Mr. Curt informed the Registrant that, in fact, he never formally accepted the appointment and accordingly believed that he was never a member of the board of directors of the Registrant.

         On March 7, 2002 the Registrant's board of directors accepted Mr. Curt's position that he never assented to his inclusion on the board and therefore never served as a member of the board of directors.

         The Registrant will seek to fill the vacancy resulting from Mr. Curt's desire not to serve on the Registrant's board of directors.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GLOBAL ENERGY GROUP,  INC.



                                                 /s/ Richard E. Wiles
                                                --------------------------------
                                                 Richard E. Wiles, President

Date:  March 7, 2002


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